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                                                                    Exhibit 23.1

                         INDEPENDENT AUDITORS' CONSENT


The Board of Directors
National Commerce Financial Corporation

We consent to the use of our report incorporated herein reference.


                                  /s/ KPMG LLP

Raleigh, North Carolina
July 26, 2001